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           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
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                           QUINTEK TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)


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

                              [COMPANY LETTERHEAD]

August 3, 2006

Dear Shareholder:

We have recently received a commitment of capital financing for $2,000,000. It represents the largest upfront commitment of capital for this company to date. We have received the first tranche of $750,000. The second tranche of $750,000 will be received upon filing of a resale registration statement and the final tranche of $500,000 will be received upon the effectiveness of the registration statement.

In order to receive the full funding and have future flexibility, shareholders will need to approve the increase in our authorized common stock from 200,000,000 to 500,000,000. Quintek will then be in a position to take advantage of this funding and of other business opportunities, which can help to fuel growth and add value.

If this is not approved, management may not be able to secure the funding needed to continue the growth or operations of this company or take advantage of material business developments; therefore management stresses how important it is that you vote in favor to increase the authorized shares of the company.

In the past 24 months, we have grown revenues over 650%. Fiscal year 2005 was a record year for revenues. Quintek has successfully entered the large and growing business processing outsourcing market. We have completed projects, and continue to do work under contract, for several US corporations.

Please be sure to vote your shares as soon as possible.

Sincerely,


/s/ Robert Steele

Robert Steele
Chief Executive Officer

                           QUINTEK TECHNOLOGIES, INC.
                               17951 LYONS CIRCLE
                           HUNTINGTON BEACH, CA 92647
                                 (714) 848-7741

                TO THE STOCKHOLDERS OF QUINTEK TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Quintek Technologies, Inc., a California corporation (the "Company" or "Quintek"), will be held at 10:00 A.M. (California time), on September 7, 2006 at Marriott Long Beach Hotel, 4700 Airport Plaza Dr., Long Beach, CA 90815, for the following purposes:

1. To elect two (2) directors of the Company to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To amend the Company's articles of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company from 200,000,000 shares to 500,000,000 shares;

3. To amend the Company's articles of incorporation to lower the par value of common stock from $0.01 per share to $0.001 per share;

4. To ratify the selection of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2006;

5. To adopt the Company's 2006 Stock Incentive Plan; and

6. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on August 2, 2006 are entitled to notice of and to vote at the annual meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,


/s/ ROBERT STEELE
-----------------
Robert Steele
Chairman of the Board

Huntington Beach, California
August 3, 2006

                           QUINTEK TECHNOLOGIES, INC.
                               17951 LYONS CIRCLE
                           HUNTINGTON BEACH, CA 92647
                                 (714) 848-7741

             PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our September 7, 2006 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about August 7, 2006. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

September 7, 2006, 10:00 A.M. California time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at Marriott Long Beach Hotel, 4700 Airport Plaza Dr., Long Beach, CA 90815.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect two directors to serve until the 2007 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK. To consider adopting the amendment to the Articles of Incorporation that would change the number of shares of authorized common stock from 200,000,000 to 500,000,000.

3. AMENDMENT OF THE ARTICLES OF INCORPORATION TO DECREASE THE PAR VALUE PER SHARE OF COMMON STOCK. To consider adopting the amendment to the Articles of Incorporation that would reduce the par value of common stock from $0.01 per share to $0.001 per share.

4. RATIFICATION OF AUDITORS. To ratify the selection of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006;

5. ADOPTION OF 2006 STOCK INCENTIVE PLAN. To adopt the 2006 Stock Incentive Plan; and

6. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Holders of record of our common stock and preferred stock at the close of business on August 2, 2006 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock, series A preferred stock, series B preferred stock and series C preferred stock and fifty votes for each share of series D preferred stock held on that date. On August 2, 2006, there were 148,170,604 shares of our common stock, 3,047,531 shares of series A preferred stock, 89,271 shares of series B preferred stock, 17,948 shares of series C preferred stock and 1,000,000 shares of series D preferred stock outstanding and entitled to vote at the Stockholders Meeting. As a result, there are 201,325,354 total votes that can be cast at our annual meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENTS OF THE ARTICLES OF INCORPORATION, THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

o     "FOR" the election of all of our nominees for directors;

o "FOR" the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000;

o "FOR" the amendment of the Company's Articles of Incorporation to reduce the par value of common stock from $0.01 per share to $0.001 per share;

o "FOR" the ratification of Kabani & Company, Inc. as our independent registered public accounting firm; and

o     "FOR" the adoption of our 2006 Stock Incentive Plan.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 17951 Lyons Circle, Huntington Beach, CA 92647.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

The representation, in person or by proxy, of one-third of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

HOW MANY VOTES ARE REQUIRED?

o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

o The proposals to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000 shares and to reduce the par value per share of common stock from $0.01 per share to $0.001 per share will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation.

o The ratification of the director's selection of Kabani & Company, Inc. as the Company's independent registered public accounting firm will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

o The adoption of the 2006 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING DUE?

Any stockholder proposals for the 2007 annual meeting must be received by us, directed to the attention of the Company's secretary, Mr. Andrew Haag, Quintek Technologies, Inc., 17951 Lyons Circle, Huntington Beach, CA 92647 no later than December 31, 2006. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, two (2) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Steele and Haag (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

ROBERT STEELE has been the Company's Chief Executive Officer, President, and Chairman of the Board of Directors since January 30, 2003. In 1999, Mr Steele founded iBrite, a wireless information software company in Reston, VA, and from May 1999 through June 2001 served as its Chief Executive Office. The company established contractual partnerships with AOL and Global Knowledge. For nine years, from 1988 through 1998, Mr. Steele served as Corporate Vice President & Chief Technology Officer for CADD Microsystems, Inc. (CMI), currently the leading provider of Autodesk Computer Aided Design software, consulting, training and integration services in the Washington, DC Metropolitan Area. During his time at CMI, the company grew from $50,000 in annual sales to more than $3,000,000. Mr. Steele sold and supervised significant systems integration contracts with clients such as Lucent Technologies, Long Airdox Mining (Division of the Fortune 500 Marmon Group), ABB, GSA (General Services Administration), FAA (Federal Aviation Administration) and NRO (National Reconnaissance Office). Mr. Steele received a Bachelor of Science in Electronic and Computer Engineering from George Mason University in 1988.

ANDREW HAAG has been the Company's Chief Financial Officer and a Director since January 31, 2003. Prior to that, from December 2002, he was employed by the Camelot Group, Inc., an investment banking firm, to assist its corporate clients on capital structure, the structure of PIPE transactions and the preparation of offering documents. From May 2001, Mr. Haag was employed by Aquasearch, Inc., a publicly held company, where he raised significant funds from private sources, advised its CEO on strategic business development issues and successfully negotiated several contracts to benefit the company. Mr. Haag assisted in drafting corporate business plan, terms of investment, press releases and other corporate documents. From November 1998 through April 2001 he was employed by Nutmeg Securities, Ltd., where he advised institutional and individual clientele on corporate offerings and equity trading, and performed corporate advisory work for both public and private companies. From June 1998 through October 1998 Mr.Haag was a Managing Director of Waldron & Co. Inc., an investment bank located in Irvine, CA.

From 1992 through 1998 he was employed by Auerbach, Pollak & Richardson, investment bankers, located in Stamford, CT and Beverly Hills, CA, rising to Managing Director, where he: assisted in the development of the firm, attracting and referring new hires and clients to all offices; developed a national and international client base for the firm that participated in a majority of the firm's corporate offerings; set up and managed road shows for firm's corporate clientele; attracted a wide variety of corporate clientele; assisted in the structuring and funding of offerings for corporate clientele; and increased visibility of the firm through networking of research and offerings. Mr. Haag attended the University of Maine and CUNY Hunter College.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to California law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of Triangle, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2005 BOARD MEETINGS

During the fiscal year ended June 30, 2005, the board met six times and took action seven times by unanimous written consent.

BOARD COMMITTEES

The Board does not have any standing committees. As our stock is currently quoted on the Over-the-Counter Bulletin Board, we are not required to have any standing committees. In addition, we have a limited board that allows all board members to participate in the functions ascribed to the standing committees. Our Board of Directors intends to continually evaluate the need for an Audit, Nominating and/or Compensation Committees.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

               PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                  AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                  COMMON STOCK FROM 200,000,000 TO 500,000,000
                           (ITEM 2 ON THE PROXY CARD)

      On June 1, 2006, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to increase the number of our authorized shares of common stock. Subject to shareholder approval, Article Fourth would be amended to read as follows and would be filed with the California Secretary of
State:

            "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, no par value. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

            The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

            Class             Par Value                 Authorized Shares
            -----             ---------                 -----------------
            Common            $0.001                       500,000,000
            Preferred         $nil                           5,000,000
                                                          ------------

            Totals:                                        505,000,000

      The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

      As of August 2, 2006, a total of 148,170,604 shares of the Company's currently authorized 200,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

      Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

      Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

      o     SECURED CONVERTIBLE DEBENTURES

      To obtain funding for our ongoing operations, we entered into a Securities Purchase Agreement with Cornell Capital Partners L.P., an accredited investor, on May 17, 2006 for the sale of $2,000,000 in secured convertible debentures and warrants. The investors are obligated to provide us with an aggregate of $2,000,000 as follows:

      o     $750,000 was disbursed on May 17, 2006;

      o $750,000 will be disbursed two business days prior to the date a registration statement registering for resale the shares of common stock underlying the secured convertible debentures and warrants is filed by the Company with the Securities and Exchange Commission; and

      o     $500,000   will  be  disbursed   upon  the   effectiveness   of  the
            registration statement registering the shares of common stock underlying the secured convertible debentures and warrants.

      Accordingly, we have received a total of $750,000 pursuant to the Securities Purchase Agreement.

      The secured convertible debentures bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the investor's option, at the lower of (i) $0.0662 or (ii) 95% of the lowest daily volume weighted average price of our common stock, as quoted by Bloomberg, LP, during the 30 trading days immediately preceding the date of conversion. Accordingly, there is in fact no limit on the number of shares into which the secured convertible debentures may be converted. As of Augsut 2, 2006, the lowest intraday trading price for our common stock during the preceding 30 trading days as quoted by Bloomberg, LP was $0.03 and, therefore, the conversion price for the secured convertible debentures was $0.0285. Based on this conversion price, the $2,000,000 in secured convertible debentures, excluding interest, were convertible into 70,175,439 shares of our common stock.

      In connection with the securities purchase agreement, we agreed to issue Cornell warrants to purchase an aggregate of 56,397,000 shares of our common stock, exercisable for a period of five years; including warrants to purchase 17,857,000 shares at an exercise price of $0.07, warrants to purchase 15,625,000 shares at an exercise price of $0.08, warrants to purchase 12,500,000 shares at an exercise price of $0.10 and warrants to purchase 10,415,000 shares at an exercise price of $0.12. All of the warrants were issued upon closing. We have the option to force the holder to exercise the warrants, as long as the shares underlying the warrants are registered pursuant to an effective registration statement, if the closing bid price of our common stock trades above certain levels. In the event that the closing bid price of our common stock is greater than or equal to $0.14 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.07 warrants. In the event that the closing bid price of our common stock is greater than or equal to $0.16 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.08 warrants. In the event that the closing bid price of our common stock is greater than or equal to $0.20 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.10 warrants. In the event that the closing bid price of our common stock is greater than or equal to $0.24 for a period of 20 consecutive days prior to the forced conversion, we can force the warrant holder to exercise the $0.12 warrants.

      The investor has contractually agreed to restrict its ability to convert the debentures or exercise the warrants and receive shares of our common stock such that the number of shares of common stock held by it and its affiliates after such conversion does not exceed 4.99% of the then issued and outstanding shares of common stock.

      In connection with the Securities Purchase Agreement dated May 17, 2006, we granted the investor registration rights. We are obligated to use our best efforts to cause the registration statement to be declared effective no later than November 12, 2006 and to insure that the registration statement remains in effect until the earlier of (i) all of the shares of common stock issuable upon conversion of the secured convertible debentures have been sold or (ii) May 17, 2008. In the event of a default of our obligations under the Registration Rights Agreement, including if the registration statement is not filed by August 14, 2006 or declared effective by November 12, 2006, we are required pay to Cornell, as liquidated damages, for each month that the registration statement has not been declared effective, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the secured convertible debentures.

      In connection with the securities purchase agreement, we and our subsidiaries executed security agreements in favor of the investor granting them a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The security agreements state that if an event of default occurs under the secured convertible debentures or security agreements, the investor has the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

The following are the risks associated with entering into the Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE DEBENTURES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE RESALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

      As of August 2, 2006, we had 148,170,604 shares of common stock issued and outstanding, secured convertible debentures issued and outstanding that may be converted into 26,315,790 shares of common stock based on current market prices and outstanding warrants to purchase 56,397,000 shares of common stock. In addition, we have an obligation pursuant to a securities purchase agreement we entered into in May 2006 to issue additional secured convertible debentures that may be converted into 43,859,650 shares of our common stock based on current market prices. Additionally, the number of shares of common stock issuable upon conversion of the outstanding secured convertible debentures may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the secured convertible debentures and upon exercise of our warrants, may be sold without restriction upon the effectiveness of the registration statement registering their resale. The resale of these shares may adversely affect the market price of our common stock.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE DEBENTURES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

      Our obligation to issue shares upon conversion of our secured convertible debentures is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible debentures (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price as of August 2, 2006 of $0.03 per share.

                                                  Number              % of
% Below       Price Per      With Discount      of Shares          Outstanding
Market          Share            at 5%           Issuable             Stock
------          -----            -----           --------             -----

25%            $0.0225         $0.021375         93,567,252           38.71%
50%            $ 0.015         $ 0.01425        140,350,878           48.64%
75%            $0.0075         $0.007125        380,701,755           71.98%

      As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible debentures will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE DEBENTURES MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

      The secured convertible debentures are convertible into shares of our common stock at a 5% discount to the trading price of the common stock prior to the conversion. The downward pressure on the price of the common stock as the investor converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible debentures, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE DEBENTURES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

      The issuance of shares upon conversion of the secured convertible debentures and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investor may not convert its secured convertible debentures and/or exercise its warrants if such conversion or exercise would cause it to own more than 4.99% of our outstanding common stock, this restriction does not prevent the investor from converting and/or exercising some of its holdings and then converting the rest of its holdings. In this way, the investor could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE SECURED CONVERTIBLE DEBENTURES TO BE REGISTERED PURSUANT TO A REGISTRATION STATEMENT MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION STATEMENT COVERING ADDITIONAL SHARES. IF THE SHARES WE HAVE ALLOCATED AND PLAN TO REGISTER ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

      Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible debentures, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we plan to allocate and register, upon obtaining an increase in the authorized number of shares of common stock, at least 150,000,000 shares to cover the conversion of the secured convertible debentures. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible debentures and plan to register may not be adequate. If the shares we allocate and register pursuant to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING CONVERTIBLE DEBENTURES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE DEBENTURES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

      In May 2006, we entered into a Securities Purchase Agreement for the sale of $2,000,000 principal amount of secured convertible debentures. The secured convertible debentures are due and payable, with 10% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $750,000 secured convertible debentures outstanding, the investors are obligated to purchase additional secured convertible debentures in the aggregate of $1,250,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreements or related convertible debentures, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible debentures, including default interest rate on the outstanding principal balance of the secured convertible debentures if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible debentures will be converted into shares of our common stock, in accordance with the terms of the secured convertible debentures. If we were required to repay the secured convertible debentures, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the secured convertible debentures when required, the debenture holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

IF AN EVENT OF DEFAULT OCCURS UNDER THE SECURITIES PURCHASE AGREEMENT, SECURED CONVERTIBLE DEBENTURES OR SECURITY AGREEMENT, THE INVESTOR COULD TAKE POSSESSION OF ALL OUR GOODS, INVENTORY, CONTRACTUAL RIGHTS AND GENERAL INTANGIBLES, RECEIVABLES, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND INTELLECTUAL PROPERTY.

      In connection with the Securities Purchase Agreement, we executed a Security Agreement in favor of the investor granting them a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreement states that if an event of default occurs under the Securities Purchase Agreement, Secured Convertible Debentures or Security Agreement, the Investor has the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

                          RECOMMENDATION OF THE BOARD:

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 200,000,000 TO 500,000,000.

               PROPOSAL 3: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                  AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                 TO DECREASE THE AUTHORIZED PAR VALUE PER SHARE
                      OF COMMON STOCK FROM $0.01 TO $0.001
                           (ITEM 3 ON THE PROXY CARD)

      On June 1, 2006, the Board of Directors authorized an amendment to the Company's Articles of Incorporation to to decrease the par value of the common stock of the Company from $0.01 per share to $0.001 per share. The Company currently has authorized capital stock of 200,000,000 shares and approximately 148,170,604 shares of Common Stock are outstanding as of August 2, 2006.

      The proposed reduction in the par value per share of the Company's capital stock is intended to bring the Company in line with the practice of other corporations that already have reduced par value stock. The proposed reduction in par value for the common stock would be effected by a reduction in the capital stock account on the Company's balance sheet and a corresponding increase in the additional paid-in (or surplus) capital account and thus would have no impact on the Company's capital structure. The reduction in par value would not reduce the ownership interests of stockholders, nor would it have any other impact on the rights and privileges of the holders of common stock (other than in the reduction of par value). The reduction in par value per share reduces the amount required to be carried by the Company as capital, thereby potentially increasing the Company's surplus capital available for dividends and other distributions and for other corporate purposes.

                          RECOMMENDATION OF THE BOARD:

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO DECREASE THE AUTHORIZED PAR VALUE PER SHARE OF COMMON STOCK FROM $0.01 TO $0.001.

  PROPOSAL 4: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
                           (ITEM 4 ON THE PROXY CARD)

      The Board of Directors has appointed the firm of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the year ending June 30, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of Kabani & Company, Inc. is not expected to attend the annual meeting.

      The Company does not have an audit committee.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2005

      The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

      In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

      The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      Based on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005, for filing with the Securities and Exchange Commission.

AUDIT FEES

      The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended June 30, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $38,500 and $51,295, respectively.

AUDIT-RELATED FEES

      Our independent registered public accounting firm billed the Company $7,500 and $0 for any other audit-related work during fiscal years ended June 30, 2005 or 2004, respectively.

TAX FEES

      Our independent registered public accounting firm did not bill the Company for tax related work during fiscal years ended June 30, 2005 or 2004.

ALL OTHER FEES

      Our independent registered public accounting firm did not bill the Company for other services during fiscal years ended June 30, 2005 or 2004.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY, INC. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                                 PROPOSAL NO. 5
                    APPROVAL OF THE 2006 STOCK INCENTIVE PLAN
                           (ITEM 5 ON THE PROXY CARD)

At the Annual Meeting, the Company's stockholders are being asked to approve the 2006 Stock Incentive Plan (the "2006 Incentive Plan") and to authorize 25,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2006 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2006 Incentive Plan. The 2006 Incentive Plan is attached hereto as exhibit "B."

GENERAL

The 2006 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 25,000,000 shares of Common Stock for issuance under the 2006 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2006 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

The primary purpose of the 2006 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2006 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

The 2006 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2006 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2006 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2006 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2006 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2006 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2006 Incentive Plan.

TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2006 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2006 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2006 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2006 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2006 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2006 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2006 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2006 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2006 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

The approval of the 2006 Incentive Plan and the reservation of 25,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2006 Stock Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 STOCK INCENTIVE PLAN.

           BENEFICIAL OWNERSHIP OF TRIANGLE COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of each class of our stock as of August 2, 2006

      o by each person who is known by us to beneficially own more than 5% of our common stock;
      o     by each of our officers and directors; and
      o     by all of our officers and directors as a group.

                                                                   NUMBER OF          PERCENTAGE OF
NAME AND ADDRESS OF OWNER               TITLE OF CLASS         SHARES OWNED (1)      CLASS OWNED (2)
-----------------------------------  --------------------  ----------------------  -------------------
Robert Steele                            Common Stock           9,038,089 (3)            5.76%
17951 Lyons Circle
Huntington Beach, CA 92647

Andrew Haag                              Common Stock           8,554,616 (4)            5.54%
17951 Lyons Circle
Huntington Beach, CA 92647

All Officers and Directors               Common Stock          17,592,705 (5)           10.78%
As a Group (2 persons)

Zubair Kazi                              Common Stock           9,720,536 (6)            6.49%

Langley Park Investments PLC             Common Stock          14,000,000 (7)            9.45%

                                             Series A
Robert Steele                         Preferred Stock           1,000,000               32.81%

                                             Series A
Andrew Haag                           Preferred Stock           1,000,000               32.81%

                                             Series D
Robert Steele                         Preferred Stock           1,000,000               50.00%

                                             Series D
Andrew Haag                           Preferred Stock           1,000,000               50.00%

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 2, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Based upon 148,170,604 shares issued and outstanding on August 2, 2006.

(3) Includes 1,000,000 shares issuable upon conversion of Series A convertible preferred stock and 7,638,089 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(4) Includes 1,000,000 shares issuable upon conversion of Series A convertible preferred stock and 5,362,792 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(5) Includes 2,000,000 shares issuable upon conversion of Series A convertible preferred stock and 13,000,881 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(6) Includes 1,500,000 shares of common stock underlying warrants that are currently exercisable or exercisable within 60 days.

(7) Shares are held in escrow until fulfillment of conditions by Langley Park Investment pursuant to a July 29, 2004 agreement with the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2005. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended June 30, 2005, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(M)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

      The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending June 30, 2005, 2004 and 2003 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term Compensation
                                                                      ---------------------------------------
                                         Annual Compensation                    Awards                Payouts
                                 -----------------------------------  -------------------------       -------
                                                           Other      Restricted     Securities
    Name and                     Annual        Annual      Annual        Stock       Underlying         LTIP        All Other
    Principal        Fiscal      Salary        Bonus    Compensation     Awards     Options/SARs      Payouts      Compensation
    Position          Year         ($)          ($)       ($) (1)         ($)            (#)             ($)            ($)
    --------          ----         ---          ---       -------         ---            ---             ---            ---
Robert Steele,        2005       85,500          0         15,438      1,000,000      4,267,276           0              0
Chairman and CEO      2004       72,000          0              0              0              0           0              0
                      2003       30,000 (2)      0          2,500              0              0           0              0

Andrew Haag, CFO      2005       85,500          0         15,433      1,000,000      4,267,276           0              0
                      2004       72,000          0              0              0              0           0              0
                      2003       30,000 (3)      0              0              0              0           0              0

Robert Brownell,      2005      119,000 (4)      0              0        250,000        611,062           0              0
President             2004       37,500 (5)      0              0              0              0           0              0
                      2003            0          0              0              0              0           0              0

1) These amounts represent the Company's payments to provide an automobile and health insurance for Mr. Steele and Mr. Haag.
2) Represents compensation received by Mr. Steele while serving as our President and CEO from 2/1/03 to 6/30/03
3) Represents compensation received by Mr. Haag while serving as our CFO from 2/1/03 to 6/30/03.
4) Mr. Brownell resigned on March 31, 2005.
5) Represents compensation received by Brownell while serving as our President from 3/12/04 to 6/30/04

EMPLOYMENT AGREEMENT S

      None.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

      None.

REMUNERATION OF DIRECTORS

      None.

STOCK OPTION PLANS

      On June 30, 2004, our stockholders approved our 2004 Stock Option Plan and authorized 11,822,500 shares of common stock for issuance thereunder. As of June 19, 2006, no options have been granted pursuant to the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      There have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

ANNUAL REPORT ON FORM 10-KSB

      The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

      The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ ROBERT STEELE
                                        -----------------
                                        Robert Steele
                                        Chairman of the Board

Dated: August 3, 2006
Huntington Beach, California

                                                                       EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                           QUINTEK TECHNOLOGIES, INC.

      The   undersigned,   President   of  Quintek   Technologies,   Inc.   (the
"Corporation"), does hereby certify as follows:

      FIRST: The name of the corporation is:

                           QUINTEK TECHNOLOGIES, INC.

      SECOND: The articles of incorporation of the Corporation is hereby amended by replacing Article Third, in its entirety, with the following:

      "THIRD: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, no par value. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

      The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

      Class             Par Value                 Authorized Shares
      -----             ---------                 -----------------
      Common            $0.001                       500,000,000
      Preferred         $nil                          50,000,000
                                                    ------------

      Totals:                                        550,000,000

      THIRD: The amendment of the articles of incorporation herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Section 602 of the Corporations Code of the State of California.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Robert Steele, its Chief Executive Officer, this ___ day of ________, 2006.

                                                QUINTEK TECHNOLOGIES, INC.


                                                --------------------------
                                                Robert Steele
                                                Chief Executive Officer

EXHIBIT B

                           QUINTEK TECHNOLOGIES, INC.
                            2006 INCENTIVE STOCK PLAN

================================================================================

      THIS QUINTEK TECHNOLOGIES, INC. 2006 INCENTIVE STOCK PLAN (the "PLAN") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.    Definitions.

      (a)   "BOARD" - The Board of Directors of the Company.

      (b) "CODE" - The Internal Revenue Code of 1986, as amended from time to time.

      (c) "COMMITTEE" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board whom are disinterested persons, as contemplated by Rule 16b-3 ("RULE 16B-3") promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

      (d)   "COMPANY"  -  QUINTEK   TECHNOLOGIES,   INC.  and  its  subsidiaries
            including subsidiaries of subsidiaries.

      (e) "EXCHANGE ACT" - The Securities Exchange Act of 1934, as amended from time to time.

      (f) "FAIR MARKET VALUE" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

      (g) "GRANT" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

      (h)   "GRANT   AGREEMENT"  -  An  agreement  between  the  Company  and  a
            Participant that sets forth the terms, conditions and limitations applicable to a Grant.

      (i)   "OPTION" - Either an Incentive  Stock  Option,  in  accordance  with
            Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "OPTIONEE."

      (j) "PARTICIPANT" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

      (k) "RESTRICTED STOCK PURCHASE OFFER" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

      (l) "SECURITIES ACT" - The Securities Act of 1933, as amended from time to time.

      (m) "STOCK" - Authorized and issued or unissued shares of common stock of the Company.

      (n) "STOCK AWARD" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2. Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants;
      (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof;
      (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.    Eligibility.

      (a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

      (b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

            The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

      (c) Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "NONSTATUTORY OPTION" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

      (d) Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.    Stock.

      (a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

      (b) Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Twenty-Five Million (25,000,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

      (c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

      (d) Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

      (e) No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5. Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

      (a) Number of Shares: Each Option shall state the number of shares to which it pertains.

      (b) Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

            (i)         Any  Incentive  Stock Option  granted to a person who at
                  the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

            (ii)        Incentive  Stock Options  granted to a person who at the
                  time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

            For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

      (c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

            (i)         in  shares  of  Stock  held  by  the  Optionee  for  the
                  requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

            (ii)        through a special sale and remittance procedure pursuant
                  to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid
      (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the California corporations law as may be acceptable to the Board.

      (d) Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

      Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

      (e) Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, within 30 days after such termination (or, in the event of "termination for good cause" as that term is defined in California case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

            With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

      (f) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

      (g) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or
            (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

      (h) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

      (i) Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such
            Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

      In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "REORGANIZATION"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

            Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

            In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

            To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

            The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

      (j) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

      (k)   Modification,  Acceleration,  Extension,  and  Renewal  of  Options:
            Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

      (l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

      (m) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, California corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or
            (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

      (n) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("REPURCHASE AGREEMENT"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to:
            (A) the fair value of such shares as of such date of termination; or
            (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the applicable state securities laws; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.    Stock Awards and Restricted Stock Purchase Offers.

      (a)   Types of Grants.

            (i)         Stock  Award.  All or part of any Stock  Award under the
                  Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

            (ii)        Restricted Stock Purchase Offer. A Grant of a Restricted
                  Stock  Purchase  Offer under the Plan shall be subject to such
                  (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

      (b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "RESTRICTED STOCK". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

      (c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

            (i)         A  Participant   shall  not  render   services  for  any
                  organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

            (ii)        A   Participant   shall  not,   without   prior  written
                  authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

            (iii)       A  Participant,  pursuant to the  Company's  Proprietary
                  Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

            (iv)        Upon exercise,  payment or delivery pursuant to a Grant,
                  the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

      (d)   Nonassignability.

            (i)         Except  pursuant to Section  6(e)(iii) and except as set
                  forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

            (ii)        Where a Participant  terminates employment and retains a
                  Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

      (e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

            (i)         Retirement  Under  a  Company  Retirement  Plan.  When a
                  Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

            (ii)        Rights  in the Best  Interests  of the  Company.  When a
                  Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

            (iii)       Death or Disability of a Participant.

                  (1) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

                  (2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

                  (3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

                  (4) In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8. Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

      In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and
(iii) covered by outstanding  Stock Awards or Restricted  Stock Purchase Offers;
(b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10. Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.   Indemnification   of  Board.   In  addition   to  such  other   rights  or
      indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of California and construed accordingly.

14. Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

      The foregoing 2006 Incentive Stock Plan (consisting of 14 pages, including this page) was duly adopted and approved by the Board of Directors on June 1, 2006.

                                              QUINTEK TECHNOLOGIES, INC.
                                              a California corporation


                                              By:  /s/ ROBERT STEELE
                                                   -----------------
                                                   Robert Steele
                                              Its: Chief Executive Officer

PROXY

                           QUINTEK TECHNOLOGIES, INC.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                SEPTEMBER 7, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ROBERT STEELE and ANDREW HAAG and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on September 7, 2006, at 10:00 A.M., local time, at Marriott Long Beach Hotel, 4700 Airport
Plaza Dr., Long Beach, CA 90815, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1) The election as directors of all nominees listed below to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

        Nominees:
        01) Robert Steele    02) Andrew Haag

        FOR ALL [___]        WITHHOLD ALL [___]        FOR ALL EXCEPT [___]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Amending the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000

                  FOR |___|     AGAINST |___|     ABSTAIN |___|

Proposal (3) Amending the Articles of Incorporation to decrease the par value of common stock from $0.01 per share to $0.001 per share

                  FOR |___|     AGAINST |___|     ABSTAIN |___|

Proposal (4) Ratification of the appointment of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2006.

                  FOR |___|     AGAINST |___|     ABSTAIN |___|

Proposal (5) Adopting the 2006 Stock Incentive Plan.

                  FOR |___|     AGAINST |___|     ABSTAIN |___|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2), (3), (4) and (5). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended June 30, 2005.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box)      [________________________________] DATE: _______, 2006

Signature (Joint owners)                    [________________________________] DATE: _______, 2006